                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               January 13, 2000
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                BLACKROCK, INC.
            (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER 001-15305


     DELAWARE                               51-0380803
     (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)         Identification No.)

                                345 Park Avenue
                              New York, NY 10154


                                (212) 754-5560

ITEM 5.   OTHER EVENTS

          1999 Financial Results

          On January 13, 2000, BlackRock, Inc. ("Corporation") reported results of operations for the period ended December 31, 1999. A copy of the earnings press release issued by the Corporation is attached as
          Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          The Exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BlackRock, Inc.
                                        (Registrant)

Date:  January 13, 2000                 By:  /s/  Paul L. Audet
                                            -----------------------------
                                            Paul L. Audet
                                            Managing Director
                                            Chief Financial Officer

                                 EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on January 13, 2000, with respect to results of operations for the period ended December 31, 1999, filed herewith.